UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

Frontdoor, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38617	82-3871179
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Players Club Parkway,
Memphis, Tennessee		38125
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 901 701-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTDR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2025, the Company held its 2025 Annual Meeting for Stockholders. The holders of 94.43% shares of the Company’s common stock (or 69,778,721 of the 73,893,487 shares outstanding and entitled to vote) were represented in person or by proxy constituting a quorum. At the meeting, the Company’s stockholders (1) elected the eight persons listed below to serve as directors for a term of one year expiring at the Company’s 2026 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal from office; (2) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025; and (3) approved, on an advisory basis, the Company’s named executive officer compensation. Each of these proposals is described in greater detail in the 2025 Proxy Statement. Set forth below are the voting results for these proposals.

(1)
Election of eight directors for a term of one year expiring at the Company’s 2026 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal from office:

Nominee Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
William C. Cobb	65,346,497	2,978,164	22,693	1,431,367
D. Steve Boland	67,291,902	1,014,229	41,223	1,431,367
Anna C. Catalano	67,525,193	801,263	20,898	1,431,367
Peter L. Cella	68,105,065	221,165	21,125	1,431,367
Christopher L. Clipper	68,162,132	164,745	20,477	1,431,367
Balakrishnan A. Ganesh	68,156,955	169,164	21,235	1,431,367
Brian P. McAndrews	65,731,289	2,572,770	43,295	1,431,367
Liane J. Pelletier	68,101,299	224,411	21,644	1,431,367

(2)
Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,443,559	313,108	22,054	0

(3)
Advisory vote to approve the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,197,572	4,053,225	96,557	1,431,367

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTDOOR, INC.

Date:	May 20, 2025	By:	/s/ Jeffrey A. Fiarman
Name: Jeffrey A. Fiarman Title: Senior Vice President, Chief Legal Officer and Secretary